EXHIBIT 9

                          Consent of Ernst & Young LLP



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                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 18, 2000, with respect to the statutory-basis financial statements of AUSA Life Insurance Company, Inc. included in Post-Effective Amendment No. 2 to the Registration Statement (Form S-6 No. 333-38343) and related Prospectus of AUSA Series Life Account.


                                                              ERNST & YOUNG LLP

Des Moines, Iowa
April 17, 2000